UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2026

Great Elm Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39832	85-3622015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 PGA Boulevard, Suite 603 Palm Beach Gardens, FL		33410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GEG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.25% Notes due 2027	GEGGL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Great Elm Group, Inc. (the “Company”) is filing this Current Report on Form 8-K (“Form 8-K”) solely to present recast reportable segment financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, originally filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2025 (the “2025 Form 10‑K”) to reflect changes in the composition of reportable segments implemented during the first quarter of fiscal year 2026, as described in the Company’s Quarterly Report on Form 10‑Q for the period ended September 30, 2025 filed with the SEC on November 12, 2025 (the “2026 Form 10-Q”). The information in this Form 8-K is not an amendment to or restatement of the 2025 Form 10-K or the financial statements included therein.

During the first quarter of fiscal year 2026, in conjunction with the formation of Great Elm Real Estate Ventures, LLC, the Company realigned the information that the chief operating decision maker regularly reviews to evaluate performance for operating decision-making purposes, including performance assessment and allocation of resources. As a result of this change in segment reporting, the Company retrospectively recast prior period results, by segment, to conform to the current period presentation. This structure includes two reportable segments: Alternative Credit and Real Estate. The structure is based on the Company’s various investment strategies.

The recast portion of the 2025 Form 10-K is filed in Exhibit 99.1 to this Form 8-K , which is incorporated by reference herein. The information included in this Form 8-K is presented for informational purposes only in connection with the segment reporting changes described above and does not amend or restate the Company’s audited consolidated financial statements included in the 2025 Form 10-K. This Form 8-K does not reflect events occurring after the Company filed the 2025 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the impact of the segment changes as described above. For developments subsequent to the filing of the 2025 Form 10-K, refer to the Company's subsequent filings with the SEC, including the 2026 Form 10-Q. This Form 8-K should be read in conjunction with the 2025 Form 10-K and the 2026 Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Grant Thornton LLP
99.1

Part I, Item 1. Business; Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data from the Company's Annual Report on Form 10-K for the year ended June 30, 2025 in each case revised solely to reflect the change in segment reporting

104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM GROUP, INC.

Date: January 7, 2026	/s/ Keri A. Davis
By: Keri A. Davis
Title: Chief Financial Officer